Exhibit 99.1

STOCK RESALE AND OPTION AGREEMENT

AGREEMENT dated as of February 22, 2011 between and among John Cline ("Seller") and R. Scott Williams (“Williams”) and David S. Callan (“Callan” and Hawk Opportunity Fund, L. P., a Delaware limited partnership (“Hawk”) (Williams, Callan and Hawk are collectively referred to as the "Buyers").

The undersigned hereby agree as follows:

1.   Seller owns Two Million Five Hundred Thousand (2,500,000) shares (the "Seller Shares") of Common Stock of Next Fuel, Inc., a Nevada corporation (the "Company").  The Company currently conducts no active business, lacks substantial assets and has trading volumes that would not permit Seller to resell the Seller Shares in the open market.  Seller also desires to cease being an officer of the Company when the Company acquires assets to conduct its business to pursue other career opportunities.

2.   Buyers have described certain intellectual property that Seller desires the Company to acquire to increase the value of the Seller Shares (the "Target Intellectual Property") and Seller is willing to use the Seller Shares to compensate Buyers to assist the Company to acquire the Target Intellectual Property.

3.   Buyers hereby agree to use reasonable efforts to assist the Company to acquire the Target Intellectual Property in exchange for securities of the Company.

4.   The Company has no obligation to acquire the Target Intellectual Property.

5.   Seller hereby sells to each of Williams and Callan, or to their designees, Six Hundred Twenty Five Thousand (625,000) Seller Shares for an aggregate of One Million Two Hundred Fifty Thousand (1,250,000) of the Seller Shares, which number of Seller Shares is hereafter referred to as the "Transferred Shares") for a purchase price of One ($0.01) Cent per share (the "Purchase Price").  Seller hereby acknowledges receipt of the Purchase Price.

6.   Seller hereby grants to the Hawk, or any designee of Hawk, an option (the "Option") to purchase an additional One Million Two Hundred Fifty Thousand (1,250,000) shares (the "Option Shares") of common stock of the Company which Option may be exercised during the period beginning the date of this Agreement and ending the day before March 1, 2013 (the "Option Period") in the sole discretion of the Hawk, or its designees, in one or more installments of not less than One Hundred Thousand (100,000) Option Shares.  If the Option is exercised on or after March 1, 2012, the exercise price shall be Twenty ($0.20) Cents per Option Share.  If the Option is exercised after March 1, 2012, but before termination of the Option Period, the exercise price shall be Thirty ($0.30) Cents per Option Share.  In the event of a stock dividend, split, reverse split, reorganization or similar event in which securities or other rights are distributed on account of, or in exchange for, the Option Shares, all such securities and other rights shall be transferred to Hawk, or its designee, upon exercise of the Option without increasing the aggregate exercise price and the price per share shall be equitably reallocated among all the shares ad other rights subject to the Option.

7.   Seller hereby represents and warrants to Buyer that:

a.	Seller is the sole owner of the Seller Shares; and

b.	Seller has not sold, transferred, assigned, pledged or hypothecated any of the Seller Shares or otherwise allowed any lien to exist with respect to any of the Seller Shares.

8.   Seller hereby agrees to sign such other documents as Buyers, or their designees, shall reasonably request to transfer the Seller Shares as provided above to Buyers or their designees.

9.   Payment shall be made upon delivery of stock certificate(s) to the Company endorsed by Seller for transfer to Buyers.  If the number of Seller Shares evidenced by any stock certificate exceeds the number of Seller Shares to be sold by Seller, the Company shall issue to Seller a new stock certificate evidencing the number of Seller Shares not sold by Seller.

10.   The undersigned Buyers hereby represent and warrant to, and agree with, the Seller and the Company as follows to induce the Company to transfer ownership of the Seller Shares on the stock transfer records of the Company as provided in this Agreement:

a.	Each of the undersigned Buyers is an "Accredited Investor" as that term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended (the "Securities Act").

b.	The undersigned is a "Sophisticated Investor" as that term is defined in Rule 506(b)(2)(ii) of Regulation D promulgated under the Securities Act.

c.
Each of the undersigned Buyers is a bona fide resident of the state or non-United States jurisdiction contained in the address set forth on the Signature Page of this Agreement as the undersigned's home address; at least 21 years of age; and legally competent to execute this Agreement.

d.	The Company has made no representations to the Buyers and this transaction is solely a transaction between Seller and the Buyers.

e.
The undersigned has such knowledge and experience in finance, securities, taxation, investments and other business matters so as to be able to protect the interests of the undersigned in connection with this transaction, and the undersigned's investment in the Company hereunder is not material when compared to the undersigned's total financial capacity.

f.
The undersigned understands the various risks of an investment in the Seller Shares as proposed herein and can afford to bear such risks, including, without limitation, the risks of losing the entire investment.

g.
The undersigned has been advised that none of the Seller Shares have been registered under the Securities Act; that this transaction has not been reviewed by, passed on or submitted to any federal or state agency or self-regulatory organization where an exemption is being relied upon; and that the Company's willingness to transfer Seller Shares on the stock transfer records of the Company is based in part upon the representations made by the undersigned in this Agreement.

h.
The undersigned Buyers acknowledge that the undersigned is otherwise familiar with, the nature of the limitations imposed by the Securities Act and the rules and regulations thereunder on the transfer of the Seller Shares.  In particular, the undersigned agree that no sale, assignment or transfer of any of the Seller Shares  shall be valid or effective, and the Company shall not be required to give any effect to such a sale, assignment or transfer by Buyers of Seller Shares, unless (i) the sale, assignment or transfer of such Seller Shares is registered under the Securities Act, it being understood that the Seller Shares are not currently registered for sale and that the Company has no obligation or intention to so register the Seller Shares, or (ii) such Seller Shares are sold, assigned or transferred in accordance with all the requirements and limitations of Rule 144 under the Securities Act, or (iii) such sale, assignment or transfer is otherwise exempt from registration under the Securities Act. The undersigned further understands that an opinion of counsel and other documents may be required for Buyers to transfer the Seller Shares.

i.
The undersigned Buyers acknowledge that the Seller Shares shall be subject to a stop transfer order and the certificate or certificates evidencing any Seller Shares shall bear the following or a substantially similar legend or such other legend as may appear on the forms of Seller Shares and such other legends as may be required by state blue sky laws:

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE "ACT") OR APPLICABLE STATE SECURITIES LAWS, AND SUCH SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH SALE OR TRANSFER IS EXEMPT FROM SUCH REGISTRATION REQUIREMENTS OF THE ACT AND APPLICABLE STATE SECURITIES LAWS.

j.
The undersigned will acquire the Seller Shares for the undersigned's own account (or for the joint account of the undersigned and the undersigned's spouse either in joint tenancy, tenancy by the entirety or tenancy in common) for investment and not with a view to the sale or distribution thereof or the granting of any participation therein, and has no present intention of distributing or selling to others any of such interest or granting any participation therein.

k.
The address appearing on the signature page of this Agreement is the sole legal residence of the undersigned and all offers to or acts by the undersigned in connection with the Seller Shares being purchased under this Agreement were made in the State or other jurisdiction of such address.

12.           This Agreement is governed by North Carolina law, except for principals of law that govern conflicts of law or choice of jurisprudence.  All claims or disputes arising among the parties and relating to this Agreement or the breach, termination or validity thereof shall be settled by binding arbitration in accordance with the then-current rules for arbitration of the CPR Institute for Dispute Resolution.  There shall be a single neutral arbitrator selected in accordance with such rules. The arbitration process shall be governed by the North Carolina Uniform Arbitration Act, N.C.G.S. §§ 1-567.1 et seq. The place of the arbitration shall be Wake County, North Carolina, and the arbitrator shall apply the substantive law of the State of North Carolina, exclusive of its choice of law rules, in deciding the dispute.  The arbitrator shall have authority to award provisional relief.  The final award of the arbitrator may include compensatory damages, not including pre-award interest, and specific relief limited to requiring the parties to comply with the provisions of this Agreement.  The arbitrator is not empowered to award exemplary or punitive damages and each party hereby waives any right to recover such damages with respect to any dispute resolved by arbitration.  The arbitrator is empowered to award reasonable attorneys’ fees in addition to the costs of arbitration.  The arbitrator’s award may be confirmed and judgment entered thereon in accordance with the governing arbitration law specified above.  Any claim of a party hereunder shall be time barred unless arbitration with respect to such claim is commenced within one (1) year after such claim arose.

13.           This Agreement may be executed in one or more counterparts.

[Signature Page to Follow]

Agreement dated as of February 22, 2011.

NEXT FUEL, INC., a Nevada corporation By: /s/ John Cline John Cline, President	BUYERS: /s/David Callan David S. Callan [Personal Information Omitted]
HAWK OPPORTUNITY FUND, L. P. A Delaware limited partnership By: /s/ Scott Williams Name: Scott Williams Title: Managing General Partner	/s/ Scott Williams Scott Williams [Personal Information Omitted]
SELLER: /s/ John Cline John Cline, Personally